SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 5, 2003 (October 31, 2003)

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010

(Commission File Number)	(IRS Employer Identification No.)

5759 Fleet Street, Suite 220, Carlsbad, California	92008

(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.2
EXHIBIT 99.3

INFORMATION TO BE INCLUDED IN THE REPORT

     On October 31, 2003, Phoenix Footwear Group, Inc., (the “Registrant”) acquired all of the outstanding capital stock of Royal Robbins, Inc., a privately held California-based casual and outdoor apparel brand. The purchase price for the stock was $6.5 million, payable in cash and 71,889 shares of the Registrant’s common stock, plus earnout cash payments of 25% of Royal Robbins’ gross profit over its next two fiscal years ending May 31, 2004 and 2005, respectively, so long as minimum thresholds are achieved by the acquired business for each of these fiscal years.

     The Registrant hereby amends its Report on Form 8-K, filed with the Securities and Exchange Commission on November 5, 2003, to update its report of this transaction and file the financial statements and pro forma financial information required by Item 7 of Form 8-K.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired. The financial statements required to be filed are attached hereto as Exhibit 99.2.

     (b)  Pro Forma Financial Information. The pro forma financial information required to be filed is attached hereto as Exhibit 99.3.

     (c)  Exhibits.

Exhibit No.	Description

2.1*	Stock Purchase Agreement entered into as of October 2, 2003, by and among Dan J. and Denise L. Costa, as trustees of the Dan J. and Denise L. Costa 1997 Family Trust and Douglas Vient as trustee of the Kelsie L. Costa Trust and the Daniel S. Costa Trust, Royal Robbins, Inc., and Phoenix Footwear Group, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Phoenix Footwear Group, Inc., on October 24, 2003)(Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementally to the Securities and Exchange Commission upon request)

10.1*	Guaranty made as of October 1, 2003 by Dan J. Costa in favor of Phoenix Footwear Group, Inc., and the Buyer Indemnitees (as defined in the Stock Purchase Agreement) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Phoenix Footwear Group, Inc., on October 24, 2003)

23.1	Independent Auditors’ Consent

99.1*	Press Release dated October 31, 2003

99.2	Financial Statements of Businesses Acquired.

99.3	Pro Forma Financial Information

*	Previously filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Date: January 14, 2004	By:	/s/ James R. Riedman

James R. Riedman
Chairman and CEO

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EXHIBIT INDEX

Exhibit No.	Description

2.1*	Stock Purchase Agreement entered into as of October 2, 2003, by and among Dan J. and Denise L. Costa, as trustees of the Dan J. and Denise L. Costa 1997 Family Trust and Douglas Vient as trustee of the Kelsie L. Costa Trust and the Daniel S. Costa Trust, Royal Robbins, Inc., and Phoenix Footwear Group, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Phoenix Footwear Group, Inc., on October 24, 2003)(Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementally to the Securities and Exchange Commission upon request)

10.1*	Guaranty made as of October 1, 2003 by Dan J. Costa in favor of Phoenix Footwear Group, Inc., and the Buyer Indemnitees (as defined in the Stock Purchase Agreement) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Phoenix Footwear Group, Inc., on October 24, 2003)

23.1	Independent Auditors’ Consent

99.1*	Press Release dated October 31, 2003

99.2	Financial Statements of Businesses Acquired.

99.3	Pro Forma Financial Information

*	Previously filed.